UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2023

AGENUS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-29089	06-1562417
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Forbes Road Lexington, Massachusetts	02421
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 781 674-4400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AGEN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Agenus Inc. (the “Company”) held its Annual Meeting of Stockholders on June 12, 2023 (the “Annual Meeting”). A total of 253,038,810 shares of common stock, representing 74.1% of the shares outstanding and eligible to vote and constituting a quorum, were present at the Annual Meeting or represented by valid proxies. At the Annual Meeting, the Company’s stockholders voted on the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on April 28, 2023: (i) to elect Garo H. Armen, Susan Hirsch, and Ulf Wiinberg as Class II directors, each for a term of three years expiring at the 2026 Annual Meeting of Stockholders (“Proposal 1”); (ii) to approve an amendment to the Company’s 2019 Employee Stock Purchase Plan (as amended) to increase the number of shares of common stock authorized for issuance under such plan from 1,000,000 to 2,000,000 (“Proposal 2”); (iii) to approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers (“Proposal 3”); (iv) to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (“Proposal 4”); and (v) to recommend, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers (“Proposal 5”).

The Company’s stockholders approved the Class II director nominees recommended for election in Proposal 1 at the Annual Meeting. The Company’s stockholders voted for the Class II directors as follows:

Class I Director Nominees	For	Against	Withheld	Broker Non-Votes
Garo H. Armen	192,604,048	0	11,713,165	48,721,597
Susan Hirsch	193,910,825	0	10,406,388	48,721,597
Ulf Wiinberg	190,912,519	0	13,404,694	48,721,597

The Company’s stockholders approved Proposal 2. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
189,724,965	13,716,185	876,063	48,721,597

The Company’s stockholders approved Proposal 3. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
181,293,807	19,195,313	3,828,093	48,721,597

The Company’s stockholders approved Proposal 4. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
245,143,313	5,803,615	2,091,882	N/A

For Proposal 5, the Company’s stockholders recommended future advisory votes on the compensation of the Company’s named executive officers annually. The votes cast at the Annual Meeting were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
144,789,017	1,248,664	53,203,682	5,075,670	48,721,597

In consideration of the results of the vote on Proposal 5, the Company has determined that it will conduct the advisory vote annually.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2023	By:	/s/ Robin Abrams
Robin Abrams
Chief Legal Officer